Exhibit 99.1

1 LETTER OF INTENT Date: February 23, 2026 To: Physicians Capital Management Corporation Attention: Conrad Ivie, M.D. From: Public Company Management Corporation Attention: Quynh Hoa T. Tran Re: Proposed Stock Acquisition Transaction 1. Transaction Overview This Letter of Intent (this "LOI") sets forth the principal terms and conditions under which Public Company Management Corporation, a Nevada corporation ("PCMC" or the "Company"), proposes to acquire all of the issued and outstanding capital stock of Physicians Capital Management Corporation, a Maryland corporation ("Physicians"), from the shareholders of Physicians (individually and collectively, the "Sellers"). The proposed transaction (the "Transaction") is expected to be structured as a stock?for?stock business combination pursuant to a definitive merger, share exchange, or stock purchase agreement (the "Definitive Agreement), resulting in Physicians becoming a wholly owned subsidiary of PCMC (or merging into PCMC, with PCMC as the surviving entity). 2. Consideration and Exchange Ratio 2.1 Stock Consideration At the closing of the Transaction (the "Closing"), Sellers will receive shares of PCMC's common stock and preferred stock (the "PCMC Shares") and/or other equity interests of PCMC in exchange for one hundred percent (100%) of the issued and outstanding equity securities of Physicians. The number and type of securities to be issued will be determined based on an agreed?upon valuation and exchange ratio acceptable to PCMC and Sellers and will be set forth in the Definitive Agreement. The parties presently contemplate that: Post?Closing Ownership. The parties acknowledge that the enterprise values of PCMC and Physicians have not yet been finally determined and remain subject to mutual agreement in the Definitive Agreement. Notwithstanding any difference of opinion as to such values, the exchange ratio will be structured so that, immediately after the Closing (and before giving effect to any reverse stock split), the former shareholders of Physicians will own no more than approximately eighty percent (80%) of the outstanding equity interests of PCMC (measured by voting power and economic interest on a fully diluted, as?converted basis), and the pre?Closing shareholders of PCMC will retain no less than approximately twenty percent (20%).

2 Capital Structure. The consideration to Sellers may consist of one or more of the following, as set forth in the Definitive Agreement: (a) Common stock, and/or (b) One or more classes or series of preferred stock of PCMC, (i) one series with enhanced voting rights designed to provide Conrad Ivie, M.D. with voting control of PCMC, and (ii) one or more with series with conversion rights and other restriction that will be economically equivalent to PCMC common stock on an as?converted basis, to be determined. The specific classes, designations, rights, preferences, voting powers, conversion features, and economic participation of such securities and equity interests will be set forth in the Definitive Agreement and related organizational documents and will be structured to avoid the issuance of a disproportionate number of PCMC common shares at Closing. 2.2 Adjustment; Capitalization. (a) The exchange ratio and consideration will be subject to customary working capital, net asset, and other adjustments as mutually agreed in the Definitive Agreement. (b) PCMC represents that, as of the date of this LOI, PCMC has approximately 34,280,000 shares of common stock issued and outstanding. From the date of this LOI through the Closing, PCMC will not issue, reserve, grant, convert, or agree to issue any equity securities, options, warrants, convertible instruments, or other rights to acquire equity, nor amend or modify its capitalization in any manner, without the prior written consent of Sellers. (c) Any reverse stock split, recapitalization, or similar transaction effected before or after the Closing will not alter the relative voting power or economic ownership percentages contemplated in this Section 2. 3. Conditions Precedent The consummation of the Transaction will be subject to the satisfaction (or waiver by the applicable party) of customary conditions, including, without limitation: 3.1 Due Diligence PCMC's completion, to its sole satisfaction, of legal, financial, operational, and real estate due diligence with respect to Physicians, including review of: (a) all material contracts, leases, licenses, and permits; (b) title, survey, and environmental reports for all owned or leased real property; (c) tenant leases, estoppel certificates, and rent rolls; (d) financial statements and tax returns for the past two years; (e) corporate organization, capitalization, and good?standing documentation; (f) litigation, claims, and regulatory compliance matters; and

3 (g) insurance policies and claims history. 3.2 Definitive Agreement Negotiation, execution, and delivery of the Definitive Agreement and customary ancillary agreements, including, as applicable, employment agreements, non?competition and non?solicitation agreements, escrow arrangements, and indemnification provisions. 3.3 Audited Financial Statements Physicians will provide audited financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP) for the fiscal years ended December 31, 2024 and 2025, and reviewed or audited interim financial statements for the most recent interim period, suitable for filing with the U.S. Securities and Exchange Commission (the "SEC") in accordance with Regulation S?X. 3.4 SEC Compliance and Exchange Act Filings PCMC will file a Current Report on Form 8?K within four (4) business days after the Closing (the "Super 8?K") containing Form 10?level information, including: (a) a description of PCMC's and Physician's business and risk factors; (b) audited and pro-form financial statements; (c) management's discussion and analysis (MD&A); and (d) the Definitive Agreement as an exhibit, together with other required exhibits. PCMC acknowledges that, as a reporting shell company effecting a business combination with an operating company, the Transaction may constitute a change of control and will require compliance with applicable SEC rules and interpretive guidance, including provisions relating to shell companies, Rule 144 holding?period resets, and limitations on the use of certain registration forms for a period following the filing of the Super 8?K. For the avoidance of doubt, PCMC acknowledges that, as a reporting shell company effecting a business combination with an operating company, the Transaction is expected to constitute a ?business combination related shell company transaction' and may result in a change of control for purposes of the federal securities laws. In connection with the Closing, PCMC will be required to file a ?Super 8?K' containing Form 10?level information regarding the post?Transaction company and to comply with all applicable SEC rules, forms, and staff interpretations governing shell and former shell companies, including the use of Form 8?K, Form 10, and related disclosure requirements. PCMC further acknowledges that, upon consummation of the Transaction and until the post?Transaction company has satisfied the applicable reporting and seasoning requirements, (i) the holding period for restricted securities under Rule 144 may be reset and resales of securities by affiliates and other holders will be subject to the limitations applicable to former shell companies, and (ii) the post?Transaction company may be ineligible to use certain short?form registration statements, including Form S?3, and to incorporate information by reference in registration statements and proxy materials. PCMC will work with its securities counsel to ensure that all required filings and disclosures are made timely and that the Transaction and related issuances of securities are structured and implemented in compliance with applicable SEC rules and interpretive guidance.

4 The parties will cooperate with their respective securities counsel to identify and rely upon available exemptions from registration and, consistent with such counsel's advice, will structure the Transaction and related securities issuances so as to minimize, to the extent legally permissible, the number and scope of SEC filing, registration, and compliance requirements triggered by the Transaction. 3.5 Shareholder Approval To the extent required by applicable law, stock exchange or quotation system rules, or PCMC's governing documents, PCMC will obtain shareholder approval for the Transaction, the issuance of PCMC Shares and other securities, and any related amendments to PCMC's certificate of incorporation or bylaws. For the avoidance of doubt, PCMC is a Nevada corporation and a reporting company under the Securities Exchange Act of 1934 and is currently a reporting shell company for SEC purposes. To the extent required by (i) applicable Nevada corporate law, including Chapter 78 and Chapter 92A of the Nevada Revised Statutes, (ii) federal securities laws and SEC rules and guidance applicable to reporting and former shell companies, (iii) the rules of any national securities exchange or quotation system on which PCMC's securities are listed or quoted, and (iv) PCMC's articles of incorporation or bylaws, PCMC will obtain any required shareholder approval for the Transaction, including the issuance of PCMC shares or other securities in connection with the Transaction and any related amendments to PCMC's articles of incorporation or bylaws. 3.6 Real Estate Matters PCMC's satisfaction with respect to Physician's real estate matters, if applicable, including: (a) title commitments and title insurance policies for all owned real property; (b) current ALTA surveys; (c) Phase I environmental site assessments (and Phase II, if required); (d) zoning, land use, and building?code compliance; (e) tenant estoppel certificates and SNDAs; and (f) landlord consents for any leased properties, as applicable. 3.7 No Material Adverse Change Between the date of this LOI and the Closing, there shall have been no material adverse change in Physicians' business, assets, liabilities, financial condition, operations, or prospects, whether individually or in the aggregate. For purposes of this provision, a "material adverse change" means any event, development, circumstance, or effect that, taken together with all other adverse events, developments, circumstances, or effects, has had or would reasonably be expected to have a material adverse effect on Physicians' business, assets, liabilities, financial condition, results of operations, or prospects, other than (i) changes generally affecting the industries in which Physicians operates, (ii) changes in general economic, financial market, or political conditions, or (iii) changes in law or GAAP that do not disproportionately affect Physicians as compared to similarly situated companies.

5 3.8 Third?Party Consents Receipt of all third?party consents, approvals, and waivers that are necessary or reasonably appropriate to consummate the Transaction and to permit Physicians' business to continue without material interruption following the Closing, including, without limitation, (i) consents and waivers from existing and prospective lenders under credit facilities, mortgages, and other financing arrangements, (ii) consents from landlords and other counterparties to real property leases and related occupancy agreements, (iii) consents or approvals from key customers, suppliers, and other material contractual counterparties to the assignment, continuation, or modification of their agreements in connection with the Transaction, and (iv) all governmental, regulatory, and self?regulatory approvals, licenses, authorizations, and notices required under applicable law, including any filings or clearances required under federal, state, or local statutes, rules, or regulations, in each case on terms reasonably acceptable to PCMC. 3.9 Legal Opinions Delivery of customary legal opinions from counsel to PCMC and Physicians addressing corporate organization, authorization, enforceability, and compliance with applicable securities laws, to the extent required in the Definitive Agreement. 3.10 Board and Officer Appointments Agreement on the composition of the post?Closing board of directors and executive management team, including the appointment of Conrad Ivie, M.D. and his designees from Physician's current management to PCMC's board and officer positions, as set forth in the Definitive Agreement. As a condition to Closing, PCMC will take all actions necessary to appoint Conrad Ivie, M.D. as Chairman of the Board and Chief Executive Officer of PCMC, effective as of the Closing. 3.11 PCMC Status Representation PCMC represents and warrants that it is duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation, with full corporate power and authority to own, lease, and operate its properties and to carry on its business as presently conducted. PCMC further represents that it is a reporting company under the Securities Exchange Act of 1934, is current in all reports, schedules, forms, statements, and other documents required to be filed with the SEC, and is not in default with respect to any such filing obligations. PCMC has not received any notice from any securities exchange, quotation system, or governmental or regulatory authority of any pending or threatened suspension, delisting, deregistration, investigation, enforcement action, or other proceeding that, individually or in the aggregate, would reasonably be expected to impair PCMC's ability to enter into the Definitive Agreement or to consummate the Transaction in accordance with its terms. 4. Transaction Structure and Post?Closing Matters 4.1 Structure The parties contemplate that the Transaction will be structured with a view to qualifying, to the extent reasonably practicable, as a tax?deferred reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code (a ?B Reorganization'), although the final structure may be revised as determined by the parties and their tax advisors. Subject to that overall objective

6 and to confirmation by tax counsel, the Transaction may be structured as one of the following, to be finalized in the Definitive Agreement: (a) Reverse triangular merger ? PCMC forms a merger subsidiary that merges with and into Physicians, with Physicians surviving as a wholly owned subsidiary of PCMC and the Sellers receiving PCMC Shares and/or other equity interests; (b) Forward merger ? Physicians merges with and into PCMC, with PCMC as the surviving entity and the Sellers receiving PCMC Shares and/or other equity interests; or (c) Stock purchase ? PCMC acquires 100% of the outstanding capital stock of Physicians directly from the Sellers in exchange for PCMC Shares and/or other equity interests. In all cases, the structure of the Transaction may be modified, reconfigured, or replaced with another form of business combination if recommended by the parties' tax or legal advisors in order to achieve the intended tax treatment and regulatory compliance, provided that such modifications are consistent with the economic and governance arrangements set forth in this LOI. 4.2 Post?Closing Public Reporting and Listing (a) PCMC will remain a reporting company under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and will comply with all periodic reporting obligations, including the filing of Forms 10?Q, 10?K, and 8?K. (b) PCMC will use commercially reasonable efforts to obtain or maintain quotation of its common stock on an OTC Markets Group, Inc. platform, subject to applicable quotation requirements. (c) PCMC acknowledges that, following the Transaction, it may be treated as a "former shell company" and therefore be subject to limitations on the use of certain SEC registration forms, including Form S?3, and incorporation by reference, until applicable reporting and seasoning requirements have been satisfied under SEC rules and guidance. 4.3 Securities Law Compliance PCMC and Sellers acknowledge and agree as follows: (a) The issuance of PCMC securities in connection with the Transaction will be effected in reliance on one or more exemptions from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and applicable state ("blue sky") securities laws. Such exemptions may include, without limitation, Section 4(a)(2) of the Securities Act (transactions by an issuer not involving any public offering), Rule 145 (securities issued in certain business combination transactions), Regulation D (including Rule 506), and/or any other available statutory or regulatory exemptions, in each case as determined by PCMC's securities counsel based on the final structure of the Transaction, the residency and status of the Sellers, and the manner of offering.

7 (b) Any securities issued to Sellers in the Transaction are expected to constitute "restricted securities" within the meaning of Rule 144 under the Securities Act and, as such, will not be registered under the Securities Act at the time of issuance. Accordingly, such securities may be subject to applicable holding?period requirements, volume limitations, manner?of?sale restrictions, current?public?information conditions, and other resale limitations under federal and state securities laws, particularly in light of PCMC's status as a shell or former shell company and any related Rule 144 seasoning requirements. (c) PCMC will consult with its securities counsel to ensure that all certificates or book?entry positions representing securities issued in the Transaction bear appropriate restrictive legends or electronic notations (and any stop?transfer instructions) reflecting the applicable transfer and resale restrictions, and that Sellers are informed of the conditions under which such legends or restrictions may be removed in the future in compliance with the Securities Act, Rule 144, Rule 145, and any other applicable federal or state securities law requirements. For the avoidance of doubt, any such restrictions will be no broader than required by applicable law and will not, by their terms, preclude PCMC from pursuing future capital?raising transactions, including private placements, registered offerings, PIPE transactions, or convertible financings, subject to compliance with applicable securities laws. 5. Exclusivity and No?Shop From the date of this LOI through the earlier of (i) ninety (90) days from the date hereof, or (ii) the termination of this LOI pursuant to Section 12 (the "Exclusivity Period"), Physicians and Sellers will not, directly or indirectly: (a) solicit, initiate, encourage, or entertain any inquiries, proposals, or offers from any third party regarding any acquisition, merger, sale of assets or stock, joint venture, or similar transaction involving Physicians or its assets (an "Alternative Transaction"); (b) engage in discussions or negotiations with any third party regarding an Alternative Transaction; (c) provide confidential information or due diligence access to any third party in connection with an Alternative Transaction; or (d) enter into any agreement or understanding with respect to an Alternative Transaction. Physicians and Sellers will promptly notify PCMC in writing of any unsolicited inquiries or proposals received during the Exclusivity Period. The Exclusivity Period will automatically terminate if PCMC fails to proceed in good faith toward completion of due diligence and negotiation of the Definitive Agreement, including failure to deliver a substantially complete draft of the Definitive Agreement within sixty (60) days of the date of this LOI. The Exclusivity Period may be extended by mutual written agreement of the parties. 6. Confidentiality

8 Each party will maintain the confidentiality of all non?public information exchanged in connection with the Transaction and will not disclose the existence or terms of this LOI or the Transaction to any third party without the prior written consent of the other party, except: (a) to such party's advisors, lenders, investors, or other representatives on a need?to?know basis under confidentiality obligations; (b) as required by law or regulation (including SEC disclosure requirements); or (c) as reasonably necessary to obtain third?party consents or regulatory approvals. Nothing in this Section 6 or in any separate nondisclosure agreement will restrict disclosures required in connection with SEC filings or other legally required public disclosures. 7. Due Diligence Period PCMC will have sixty (60) days from the date of this LOI (the "Due Diligence Period") to conduct a comprehensive business, financial, legal, operational, and real estate due diligence review of Physicians and its subsidiaries, if any. During the Due Diligence Period, Physicians will provide PCMC and its representatives with reasonable access, during normal business hours and upon reasonable advance notice, to Physicians' properties, books and records, material contracts, financial and corporate documents, information technology systems, and such members of Physicians' management, employees, and outside advisors (including legal, accounting, and other consultants) as PCMC may reasonably request, all subject to customary confidentiality obligations. PCMC may terminate this LOI at any time during the Due Diligence Period if, in PCMC's sole and absolute discretion, the results of its due diligence investigation are unsatisfactory for any reason or no reason, without any liability to Physicians or the Sellers other than with respect to provisions that are expressly stated to be binding. If PCMC does not elect to terminate this LOI prior to the expiration of the Due Diligence Period, the parties will thereafter use commercially reasonable efforts, and negotiate in good faith, to finalize, negotiate, and execute the Definitive Agreement and the other definitive documents necessary to consummate the Transaction, it being understood that no party will be obligated to enter into the Definitive Agreement unless and until such documents are agreed, approved, executed, and delivered. 8. Expenses Each party will bear its own costs and expenses (including legal, accounting, and other advisory fees) incurred in connection with this LOI and the Transaction, whether or not the Transaction is consummated. If the parties desire any expense reimbursement or break?up?fee arrangement, it will be set forth, if at all, in the Definitive Agreement. 9. Timing and Milestones The parties agree to use commercially reasonable efforts to pursue the following aspirational timeline: (a) completion of due diligence - within 60 days of the date of this LOI;

9 (b) execution of the Definitive Agreement - within 90 days of the date of this LOI; and (c) satisfaction of conditions and Closing - within 120 days after execution of the Definitive Agreement. The parties acknowledge that these dates are Physicians' only; the actual Closing will occur when the conditions in the Definitive Agreement have been satisfied or waived. 10. Public Announcements; Form 8?K Neither party will issue any press release or make any public announcement regarding this LOI or the Transaction without the prior written consent of the other party, except as required by applicable law, regulation, or stock exchange or market rules (including SEC filing and disclosure obligations). PCMC currently intends, following execution of this LOI, to file a Current Report on Form 8?K within four (4) business days, announcing the execution of this non?binding LOI and providing a general description of the proposed Transaction, subject to due diligence and the negotiation and execution of the Definitive Agreement. Such Form 8?K will not be a Super 8?K and will not contain Form 10?level information. Following the filing of such Form 8?K, the parties may make public statements and engage in investor, financing, and strategic discussions regarding the Transaction, so long as such statements are consistent with the disclosures contained in such Form 8?K and are made in compliance with applicable securities laws, including Regulation FD. 11. Binding and Non?Binding Provisions 11.1 Non?Binding Nature of LOI This LOI is intended solely as a non?binding expression of the parties' current mutual understanding and intent with respect to the proposed Transaction and related matters. The parties expressly acknowledge and agree that, except for those provisions specifically identified in Section 11.2 as binding, this LOI is not intended to, and does not, create any legally binding or enforceable obligation on the part of any party to consummate the Transaction, to enter into or continue negotiations, to reach agreement on or execute any definitive documentation (including the Definitive Agreement), or to proceed with any transaction of any kind. Any references herein to ?agreements,' ?covenants,' or similar terms in respect of the Transaction are statements of present intent only and shall not be construed as creating an enforceable contract under applicable California or Nevada law. No contract, commitment, or obligation with respect to the Transaction shall arise or be deemed to exist unless and until a definitive written agreement setting forth all material terms and conditions of the Transaction has been negotiated, approved as required by each party's governing bodies, and duly executed and delivered by all parties, and the parties acknowledge that either party may discontinue negotiations at any time, for any reason or no reason, without liability, except with respect to those provisions of this LOI that are expressly stated to be binding. 11.2 Binding Provisions; Expenses

10 Notwithstanding Section 11.1, the parties agree that Sections 5 (Exclusivity), 6 (Confidentiality), 8 (Expenses), 9 (to the extent it addresses cooperation and good?faith efforts), 10 (Public Announcements; Form 8?K), 11 (Binding and Non?Binding Provisions), 12 (Termination), 13 (Governing Law and Jurisdiction), 14 (Entire Agreement; Amendments), and 15 (Counterparts) are intended to be and will be binding and enforceable in accordance with their terms and will survive any termination of this LOI. Except as otherwise expressly provided in this LOI, each Party to this LOI will bear its respective expenses incurred in connection with the preparation, execution, and performance of this LOI and the transactions contemplated by this Agreement, including all fees and expenses of agents, representatives, counsel, and accountants. 12. Termination This LOI (other than the binding provisions identified in Section 11.2) may be terminated: (a) by mutual written agreement of PCMC and Physicians; (b) by PCMC, in its sole discretion, at any time during the Due Diligence Period; (c) by either party if the Definitive Agreement has not been executed by May 22, 2026; (d) by either party if any condition precedent to the Transaction cannot reasonably be satisfied or waived; or (e) by either party if the other party materially breaches any binding provision of this LOI and fails to cure such breach within twenty (20) business days after written notice. Nothing in this LOI obligates either party to execute the Definitive Agreement or consummate the Transaction. 13. Notices All notices, consents, waivers, and other communications under this LOI must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a Party may designate by written notice to the other Parties): 14. Entire Understanding; Modification. This LOI supersedes all prior agreements between the Parties with respect to its subject matter and constitutes complete and exclusive statement of the terms of the understandings between the Parties with respect to its subject matter. 15. Counterparts; Electronic Signatures This LOI may be executed in counterparts, each of which will be deemed an original and all of which together will constitute one and the same agreement. Signatures delivered by electronic transmission (including PDF and similar formats) will be deemed original signatures for all purposes.

11 ACCEPTANCE If the foregoing accurately reflects your understanding and intent, please sign and return a copy of this LOI to the undersigned by February 27, 2026. PUBLIC COMPANY MANAGEMENT CORPORATION By: ________________________________ Name: Quinn Hoa T. Tran Title: President Date: ______________________________ PHYSICIANS CAPITAL MANAGEMENT CORPORATION By: ________________________________ Name: Conrad Ivie, M.D. Title: President Date: ______________________________ SELLERS: Conrad Ivie, M.D. Date: ______________________________ CI02/23/202602/23/2026